Income Taxes (Summary Of Components Of Net Deferred Income Tax Asset (Liability), Classified On The Consolidated Balance Sheet) (Details) - USD ($) $ in Millions	Oct. 31, 2015	Apr. 30, 2015	May. 31, 2014
Income Taxes [Abstract]
Current deferred tax asset	$ 38.9	$ 30.8	$ 27.5
Non-current deferred tax asset	65.0	72.8	88.6
Current deferred tax liability	(1.4)	(1.1)	(1.3)
Non-current deferred tax liability	$ (167.3)	(107.0)	(192.5)
Net deferred tax assets (liabilities)		$ (4.5)	$ (77.7)